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                                                                    EXHIBIT 24.1


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and DOUGLAS J. MAY their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to Three Billion Dollars ($3,000,000,000) aggregate principal amount, which amount shall include any amounts of securities previously registered and carried over, plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated un the Securities Act of 1933, as amended, of debt securities, preferred stock, equity hybrid securities, securities convertible into equity securities, common stock, warrants, purchase contracts and units and any and all amendments and pre- and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and DOUGLAS J. MAY its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign such registration statement and any and all amendments and pre- and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  This Power of Attorney supersedes and replaces that certain Power of Attorney dated January 20, 2002, related to the subject matter hereof.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 15th day of February, 2002.


    /s/ Steven J. Malcolm                            /s/ Jack D. McCarthy
------------------------------------------        ------------------------------
    Steven J. Malcolm                             Jack D. McCarthy
    President and Chief Executive                 Senior Vice President
    Officer (Principal Executive Officer)         (Principal Financial Officer)


    /s/ Gary R. Belitz                               /s/ Keith E. Bailey
------------------------------------------        ------------------------------
    Gary R. Belitz                                Keith E. Bailey
    Controller                                    Chairman of the Board
    (Principal Accounting Officer)


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    /s/ Hugh M. Chapman                              /s/ Glenn A. Cox
------------------------------------------        ------------------------------
    Hugh M. Chapman                               Glenn A Cox
    Director                                      Director


    /s/ Thomas H. Cruikshank                         /s/ William E. Green
------------------------------------------        ------------------------------
    Thomas H. Cruikshank                          William E. Green
    Director                                      Director


                                                     /s/ W. R. Howell
------------------------------------------        ------------------------------
    Ira D. Hall                                   W. R. Howell
    Director                                      Director


    /s/ James C. Lewis                               /s/ Charles M. Lillis
------------------------------------------        ------------------------------
    James C. Lewis                                Charles M. Lillis
    Director                                      Director


    /s/ George A. Lorch                              /s/ Frank T. MacInnis
------------------------------------------        ------------------------------
    George A. Lorch                               Frank T. MacInnis
    Director                                      Director


    /s/ Steven J. Malcolm                            /s/ Gordon R. Parker
------------------------------------------        ------------------------------
    Steven J. Malcolm                             Gordon R. Parker
    Director                                      Director


    /s/ Janice D. Stoney                             /s/ Joseph H. Williams
------------------------------------------        ------------------------------
    Janice D. Stoney                              Joseph H. Williams
    Director                                      Director

                                                  THE WILLIAMS COMPANIES, INC.


                                                  By:  /s/ William G. von Glahn
                                                      --------------------------
                                                       William G. von Glahn
ATTEST:                                                Senior Vice President


    /s/ Suzanne H. Costin
------------------------------------------
    Suzanne H. Costin
    Secretary